EXHIBIT B

POWER OF ATTORNEY

Know all men by these presents that Henry R. Kravis does hereby make, constitute and appoint William J. Janetschek, David J. Sorkin, Terence P. Gallagher, and Christopher B. Lee, or any one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned’s capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Henry R. Kravis
Name: Henry R. Kravis

Date: May 28, 2014

POWER OF ATTORNEY

Know all men by these presents that George R. Roberts does hereby make, constitute and appoint William J. Janetschek, David J. Sorkin, Terence P. Gallagher, and Christopher B. Lee, or any one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned’s capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ George R. Roberts
Name: George R. Roberts

Date: May 28, 2014

POWER OF ATTORNEY

Know all men by these presents that Robert H. Lewin does hereby make, constitute and appoint David J. Sorkin, Terence P. Gallagher, and Christopher Lee, or any one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned’s capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Robert H. Lewin
Name: Robert H. Lewin

Date: January 14, 2020

POWER OF ATTORNEY

Each of the undersigned (each, a “Company”),

KKR Europe V S.à r.l., a société à responsabilité limitée governed by the laws of Grand Duchy of Luxembourg, having its registered office at 2, rue Edward Steichen, L-2540 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B-219823 acting, where relevant, in its own name as well as in its capacity as general partner of;

KKR Associates Europe V SCSp a société en commandite spéciale governed by the laws of Grand Duchy of Luxembourg, having its registered office at 2, rue Edward Steichen, L-2540 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B-219915 acting, where relevant, in its own name as well as in its capacity as general partner of;

KKR European Fund V (USD) SCSp a société en commandite spéciale governed by the laws of Grand Duchy of Luxembourg, having its registered office at 2, rue Edward Steichen, L-2540 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B-219961; and

KKR European Fund V (EUR) SCSp, a société en commandite spéciale governed by the laws of the Grand Duchy of Luxembourg, having its registered office at 2, rue Edward Steichen, L-2540 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B-219936;

does hereby make, constitute and appoint Terence Gallagher, Class A manager of KKR Europe V S.à r.l., as a true and lawful attorney-in-fact of each of the Companies (the “Attorney”) with full powers of substitution, for and in the name, place and stead of the Company (both in its own name as well as its capacity as a manager or general partner of other Company), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the U.S. Securities and Exchange Commission with respect to (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) any applications for EDGAR access codes, including without limitation the Form ID.

Should the Attorney cease to be manager of KKR Europe V S.à r.l., or ceases to be employed by any affiliate of KKR Europe V S.à r.l., the powers granted to such Attorney under this power of attorney will be automatically revoked.

Date: May 25, 2020

KKR EUROPEAN FUND V (USD) SCSP By: KKR Associates Europe V SCSp, its general partner By: KKR Europe V S.à r.l., its general partner	KKR EUROPEAN FUND V (EUR) SCSP By: KKR Associates Europe V SCSp, its general partner By: KKR Europe V S.à r.l., its general partner

/s/ Jason Carss	/s/ Jason Carss
Name: Jason Carss	Name: Jason Carss
Title: Class A manager	Title: Class A manager

/s/ Thomas Weber	/s/ Thomas Weber
Name: Thomas Weber	Name: Thomas Weber
Title: Class B manager	Title: Class B manager

KKR ASSOCIATES EUROPE V SCSP By: KKR Europe V S.à r.l., its general partner	KKR EUROPE V S.À R.L.

/s/ Jason Carss	/s/ Jason Carss
Name: Jason Carss	Name: Jason Carss
Title: Class A manager	Title: Class A manager

/s/ Thomas Weber	/s/ Thomas Weber
Name: Thomas Weber	Name: Thomas Weber
Title: Class B manager	Title: Class B manager